H. Income Taxes (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Sep. 30, 2012
H. Income Taxes Details
Accrued payroll related liabilities	$ 915	$ 2,802
Depreciation and amortization	823	939
State Taxes	(121)	(1,554)
Total deferred tax assets	1,617	2,187
Deferred tax liabilities	0	0
Valuation allowance for deferred assets	(1,617)	(2,187)
Net deferred tax asset	$ 0	$ 0